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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 15, 2001




                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                       1-5985                      38-0865770
   (State or other              (Commission File               (I.R.S. Employer
   jurisdiction of                   Number)                    Identification
    organization)                                                   Number)


              43252 WOODWARD AVE., SUITE 240
                BLOOMFIELD HILLS, MICHIGAN                            48302
        (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (248) 253-2400


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Item 5.           Other Events.


                  On November 15, 2001, Newcor, Inc. issued a press release reporting pro-forma results for third quarter 2001. See
                  Exhibit 99(a).


Exhibit No.       Exhibit

99(a) Newcor, Inc. Reports Pro-forma Results for Third Quarter 2001, dated November 15, 2001. See Exhibit Index on page 3 hereto.




                                      * * *






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2001

                               NEWCOR, INC.



                               By  /s/ James J. Connor
                                 -------------------------------------------
                                   James J. Connor
                                   President and co-Chief Executive Officer



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  Exhibit Index


  Exhibit No.              Exhibit
  -----------              -------

  99 (a) Newcor, Inc. Reports Pro-forma Results for Third Quarter 2001, dated November 15, 2001.